LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



COLLECTION PERIOD:    FEBRUARY 1-29, 2004                                              PAYMENT DATE:    MAR 15 2004
DETERMINATION DATE:   MAR 09 2004                                                      REPORT BRANCH:   2032

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                                TOTAL         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                              100.00%         19.20%          33.68%          17.60%         29.52%
Original Pool Balance                                  250,000,000.00  48,000,000.00   84,200,000.00   44,000,000.00  73,800,000.00
Note Balance Total                                     250,000,000.00  48,000,000.00   84,200,000.00   44,000,000.00  73,800,000.00
Number of Contracts                                            14,350
Class Pass Through Rates                                                      0.9900%         1.1140%         1.5750%        2.1780%
Servicing Fee Rate                                            2.20000%
Indenture Trustee Fee                                         0.00350%
Custodian Fee                                                 0.02000%
Backup Servicer Fee                                           0.02150%
Insurance Premium Fee                                         0.35000%
Class C Certificate Rate                                      5.00000%

Initial Weighted Average APR                                 11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio           11.33010%
Initial Weighted Average Remaining Term                          64.05
Initial Weighted Average Original Term                           67.89

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE BALANCES                          TOTAL         CLASS A-1       CLASS A-2        CLASS A-3     CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                     196,214,502.82           0.00   78,414,502.34   44,000,000.00  73,800,000.00
Total Note Balance                                     189,346,995.22           0.00   71,546,995.22   44,000,000.00  73,800,000.00

EOP:
Number of Current Month Closed Contracts                          332
Number of Reopened Loans                                            -
Number of Contracts - EOP                                      11,917
Total Pool Balance  -  EOP                             189,519,059.78           0.00   71,719,059.30   44,000,000.00  73,800,000.00
Total Note Balance - EOP                               182,885,892.69           0.00   65,085,892.69   44,000,000.00  73,800,000.00

Class Collateral Pool Factors                              0.73154357     0.00000000      0.77299160      1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio                  11.21176%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                                  0.00001%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio           11.21175%
Weighted Average Remaining Term                                 56.72
Weighted Average Original Term                                  68.22

Class A Applicable Percentage                                   96.50%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                       CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                 Principal                                                  2,912,213.92
                                  Interest                                                   1,682,803.51
Early Payoffs:                    Principal Collected                                        2,930,121.81
                                  Early Payoff Excess Servicing Compensation                        33.27
                                  Early Payoff Principal Net of Rule of 78s Adj.             2,930,088.54         264
                                  Interest                                                      25,922.24
Liquidated Receivable:            Principal Collected                                          113,500.51
                                  Liquidated Receivable Excess Servicing Compensation                0.00
                                  Liquidated Receivable Principal Net of Rule of 78s Adj.      113,500.51          68
                                  Interest                                                        (121.51)
Cram Down Loss:                   Principal                                                          0.00
Purchase Amount:                  Principal                                                          0.00           0
                                  Interest                                                           0.00
                                  Total Principal                                            5,955,802.97
                                  Total Interest                                             1,708,604.24
                                  Total Principal and Interest                               7,664,407.21
Recoveries                                                                                     374,094.12
Excess Servicing Compensation                                                                       33.27
Late Fees & Miscellaneous Fees                                                                  42,998.57
Collection Account Customer Cash                                                             8,081,533.17
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                             4,485.88
Supplemental Enhancement Account Investment Income                                               6,448.02
Available Funds                                                                              8,092,467.07





-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                                     AMOUNT       DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             8,092,467.07
Monthly Dealer Participation Fee                                                0.23         8,092,466.84           0.00
Prior Unpaid Dealer Participation Fee                                           0.00         8,092,466.84
Servicing Fees:              Current Month Servicing Fee                  359,726.59
                             Prior Period Unpaid Servicing Fee                  0.00
                             Late Fees & Miscellaneous Fees                42,998.57
                             Excess Servicing Compensation                     33.27
                                Total Servicing Fees:                     402,758.43         7,689,708.41           0.00
Indenture Trustee Fee                                                         552.26         7,689,156.15           0.00
Custodian Fee                                                               3,270.24         7,685,885.91           0.00
Backup Servicer Fee                                                         3,515.51         7,682,370.40           0.00
Prior Unpaid Indenture Trustee Fee                                              0.00         7,682,370.40           0.00
Prior Unpaid Custodian Fee                                                      0.00         7,682,370.40           0.00
Prior Unpaid Backup Servicing Fee                                               0.00         7,682,370.40           0.00


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


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                                     AMOUNT       DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:     Current Month                                         0.00      7,682,370.40           0.00
                             Prior Carryover Shortfall                             0.00      7,682,370.40
Class A-2 Note Interest:     Current Month                                    66,419.46      7,615,950.94           0.00
                             Prior Carryover Shortfall                             0.00      7,615,950.94
Class A-3 Note Interest:     Current Month                                    57,750.00      7,558,200.94           0.00
                             Prior Carryover Shortfall                             0.00      7,558,200.94
Class A-4 Note Interest:     Current Month                                   133,947.00      7,424,253.94           0.00
                             Prior Carryover Shortfall                             0.00      7,424,253.94
Class A-1 Note Principal:    Current Month                                         0.00      7,424,253.94           0.00
                             Prior Carryover Shortfall                             0.00      7,424,253.94
Class A-2 Note Principal:    Current Month                                 6,461,102.53        963,151.41           0.00
                             Prior Carryover Shortfall                             0.00        963,151.41
Class A-3 Note Principal:    Current Month                                         0.00        963,151.41           0.00
                             Prior Carryover Shortfall                             0.00        963,151.41
Class A-4 Note Principal:    Current Month                                         0.00        963,151.41           0.00
                             Prior Carryover Shortfall                             0.00        963,151.41
Certificate Insurer:         Reimbursement Obligations                             0.00        963,151.41           0.00
                             Premium                                          53,341.72        909,809.69           0.00
Class C Interest Payment
Amount:                      Current Month                                    33,843.96        875,965.73           0.00
                             Prior Carryover Shortfall                             0.00        875,965.73           0.00
Supplemental Enhancement
Account:                     Reimbursement                                         0.00        875,965.73           0.00
Expenses:                    Trust Collateral Agent                                0.00        875,965.73           0.00
                             Indenture Trustee                                     0.00        875,965.73           0.00
                             Backup Servicer                                       0.00        875,965.73           0.00
                             Custodian                                             0.00        875,965.73           0.00
Distribution to (from) the Spread Account                                    875,965.73              0.00
Distribution (from) the Supplemental Enhancement Account                           0.00              0.00

-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Balance     Units
Liquidated Receivables:      BOP Liquidated Receivable Principal Balance     844,038.97                             0.00      0.00
                             Current Month Cram Down Loss                      9,101.61                         9,101.61      1.00
                             Liquidation Principal Proceeds                  113,500.51
                             Principal Loss                                  739,640.07
                             Prior Month Cumulative Principal Loss LTD     4,501,233.91
                             Cumulative Principal Loss LTD                 5,240,873.98                         9,101.61      1.00



-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------


DELINQUENCY STATUS:                # OF CONTRACTS        AMOUNT        % OF TOTAL POOL
                                                                            BALANCE
Current                                     9,420    153,405,090.17           80.94%
1-29 Days                                   2,236     33,129,161.85           17.48%
30-59 Days                                    145      1,730,465.66            0.91%
60-89 Days                                     52        581,924.60            0.31%
90-119 Days                                    43        470,532.63            0.25%
120 Days or More                               21        201,884.87            0.11%
Total                                      11,917    189,519,059.78          100.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                       Trigger          Trigger       Event of Default      Event of
                                   Current Month      Threshold          Event            Threshold         Default

Average Delinquency Ratio                1.10724%       6.00%             NO                8.00%              NO
Cumulative Default Rate                     2.46%       5.75%             NO                6.47%              NO
Cumulative Loss Rate                        1.30%       3.03%             NO                3.56%              NO


-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                              CERTIFICATE INVENTORY                                                   RECOVERY INVENTORY
                                     # OF CONTRACTS        AMOUNT *                                     # OF CONTRACTS      AMOUNT *
Prior Month Inventory                            27      448,290.86   Prior Month Inventory                         16    254,275.09
Repurchased                                       0            0.00   Repurchased                                    0          0.00
Adjusted Prior Month Inventory                   27      448,290.86   Adjusted Prior Month Inventory                16    254,275.09
Current Month Repos                              25      407,186.96   Current Month Repos                           37    617,210.38
Repos Actually Liquidated                        27      448,290.86   Repos from Trust Liquidation                   0          0.00
Repos Liquidated at 60+ or 150+                   0            0.00   Repos Actually Liquidated                     42    697,695.46
Dealer Payoff                                     0            0.00   Dealer Payoff                                  0          0.00
Redeemed / Cured                                  0            0.00   Redeemed / Cured                               0          0.00
Purchased Repos                                   0            0.00   Purchased Repos                                0          0.00
Current Month Inventory                          25      407,186.96   Current Month Inventory                       11    173,790.01

                             * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                     # OF CONTRACTS        AMOUNT
Current Month Balance                            69      853,140.58
Cumulative Balance                              419    5,890,781.84
Current Month Proceeds                                   113,379.00
Cumulative Proceeds                                      646,325.85
Current Month Recoveries                                 374,094.12
Cumulative Recoveries                                  1,985,184.21



                                                        RECEIVABLES LIQUIDATED AT 150
                                                        OR MORE DAYS DELINQUENT, 60 OR MORE
                                                        DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                                        SALE AND BY ELECTION:                          LIQUIDATED AT 150+ AND 60+:

                                                           Balance            Units                        Balance        Units
Prior Month                                               47,941.44            4                          24,048.93         3
Current Trust Liquidation Balance                              0.00            0                               0.00         0
Current Monthly Principal Payments                          (253.78)
Reopened Loan Due to NSF                                       0.00            0
Current Repurchases                                            0.00            0
Current Recovery Sale Proceeds                                 0.00           -1
Deficiency Balance of Sold Vehicles                       (4,185.92)
EOP                                                       43,501.74            3                          24,048.93         3


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

       SPREAD ACCOUNT RECONCILIATION
                                                                            REQUISITE AMOUNT:    14,213,929.48
Total Deposit                                                  5,625,000.00
BOP Balance                                                    6,593,537.60
Remaining Distribution Amount                                    875,965.73
Investment Income                                                  4,554.26
Current Month Draw                                                     0.00
EOP Balance Prior to Distribution                              7,474,057.59

Spread Account Release Amount                                          0.00

EOP Balance                                                    7,474,057.59

   Class A Principal Payment Amount                                    0.00
   Class C Supplemental Interest and Carryover Shortfall               0.00
   Class R Certificateholder Distribution                              0.00

       CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                 10,000,000.00
BOP Balance                                                    8,122,550.11
Supplemental Enhancement Account Deposit                               0.00
Current Month Draw                                                     0.00
Class C Supplemental Enhancement Amount Before Release         8,122,550.11

Supplemental Enhancement Account Release Amount                1,382,678.21

EOP Balance                                                    6,739,871.90

OVERCOLLATERALIZATION AMOUNT                                   6,633,167.09

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                        20,847,096.58         11.00%

REQUIRED TOTAL ENHANCEMENT AMOUNT                             20,847,096.58         11.00%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-----------------------------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                                   CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH         TRIGGER EVENT         EVENT OF DEFAULT         UP TO MONTH        TRIGGER EVENT        EVENT OF DEFAULT
              3             1.21%                    1.53%                       3              2.42%                 2.78%
              6             2.42%                    2.79%                       6              4.84%                 5.08%
              9             3.03%                    3.56%                       9              5.75%                 6.47%
             12             4.84%                    5.08%                      12              9.08%                 9.23%
             15             5.50%                    5.77%                      15             10.45%                10.50%
             18             6.60%                    6.92%                      18             13.20%                12.59%
             21             7.20%                    8.08%                      21             13.85%                14.69%
             24             7.98%                    8.77%                      24             14.50%                15.94%
             27             8.49%                    9.47%                      27             15.44%                17.21%
             30             9.26%                   10.15%                      30             16.83%                18.46%
             33             9.77%                   10.85%                      33             17.77%                19.73%
             36            10.29%                   11.31%                      36             18.70%                20.57%
             39            10.55%                   11.54%                      39             19.18%                20.98%
             42            10.80%                   12.00%                      42             19.64%                21.82%
             45            10.80%                   12.00%                      45             19.64%                21.82%
             48            10.80%                   12.00%                      48             19.64%                21.82%
             51            10.80%                   12.00%                      51             19.64%                21.82%
             54            10.80%                   12.00%                      54             19.64%                21.82%
             57            10.80%                   12.00%                      57             19.64%                21.82%
             60            10.80%                   12.00%                      60             19.64%                21.82%
             63            10.80%                   12.00%                      63             19.64%                21.82%
             66            10.80%                   12.00%                      66             19.64%                21.82%
             69            10.80%                   12.00%                      69             19.64%                21.82%
             72            10.80%                   12.00%                      72             19.64%                21.82%


---------------------------------------------------------------------------------
    AVERAGE DELINQUENCY RATIO:
---------------------------------------------------------------------------------
    Up to Month         Trigger Event          Event of Default
            12              6.00%                    8.00%
            24              7.00%                    9.00%
            72              8.00%                   10.00%
---------------------------------------------------------------------------------


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 29, 2004 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.






/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller